                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      DECEMBER 5, 2002 (DECEMBER 4, 2002)



                            PEROT SYSTEMS CORPORATION
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                   0-22495                   75-2230700
   --------                   -------                   ----------

(STATE OR OTHER           (COMMISSION FILE             (IRS EMPLOYER
 JURISDICTION OF               NUMBER)              IDENTIFICATION NO.)
 INCORPORATION)



                            2300 WEST PLANO PARKWAY
                               PLANO, TEXAS 75075
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 577-0000

ITEM 9.    REGULATION FD DISCLOSURE

         On December 4, 2002, Perot Systems Corporation, a Delaware corporation issued a press release. The press release is provided as Exhibit 99.1.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: December 4, 2002              PEROT SYSTEMS CORPORATION



                                           By:      /s/ Rex Mills
                                              ----------------------------------
                                                        Rex Mills
                                                        Assistant Secretary

                                INDEX TO EXHIBITS



   Exhibit
    Number               Description
    ------               -----------

     99.1       Press Release dated December 4, 2002.